UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 1, 2017

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-(888) 661-0225
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 5.02(e) of this Current Report on Form 8-K concerning the award of restricted stock units and stock options under the Authentidate Holding Corp. 2011 Omnibus Equity Incentive Plan, as amended, is incorporated by reference into this Item 3.02. The offers and sales of such securities have been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof. The issuance of the securities to the recipients were made without any form of general solicitation.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 1, 2017, Roy E. Beauchamp, a member of the board of directors of Authentidate Holding Corp. (the “Company”), delivered a letter to the Company notifying it of his decision to resign from the board of directors effective June 15, 2017. The Company believes that Mr. Beauchamp’s resignation was not the result of any disagreement with the Company relating to the Company’s operations, policies or practices. The Company did not announce any plans to replace Mr. Beauchamp on the Board of Directors at this juncture.

(e) On June 2, 2017, the Company’s Management Resources and Compensation Committee (the “Committee”) approved the grant of 102,857 restricted stock units to Mr. Hanif A. Roshan, the Company’s Chairman, Chief Executive Officer and interim principal accounting officer. In addition, the Committee also approved the grant of an aggregate of 308,571 restricted stock units to certain other non-executive employees of the Company. All of the restricted stock units were granted under the Company’s 2011 Omnibus Equity Incentive Plan, as amended (the “2011 Plan”), and will vest on the two-year anniversary of the grant date. The Committee determined that it was appropriate to grant the restricted stock units as partial payment of accrued and unpaid amounts owed to such persons. The Company did not receive any cash proceeds from the issuance of these securities. In addition, the Committee approved an increase in Mr. Roshan’s base salary to $360,000 per annum. This salary increase will be effective as of January 1, 2017.

Further, on June 2, 2017, the Committee granted options to purchase an aggregate of 100,000 shares of common stock under the Company’s 2011 Plan to certain non-executive employees and other eligible service providers. Each such option is exercisable at a price of $1.75 per share, have a term of ten years from the grant date and will vest and be exercisable in full on the second anniversary of the grant date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Hanif A. Roshan
	Name:	Hanif A. Roshan
	Title:	Chief Executive Officer
Date: June 7, 2017